UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2013

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400
Deerfield, IL	60015
(Address of principal	(Zip Code)
executive office)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2013, CF Industries Holdings, Inc. (the “Company”) announced that Stephen R. Wilson, Chairman, President and Chief Executive Officer (“CEO”) of the Company, informed the Company’s board of directors (the “Board”) that he plans to retire as president and CEO effective January 1, 2014.  Mr. Wilson will remain a director of the Company and serve as non-executive Chairman of the Board.  Concurrently, the Company announced that W. Anthony Will, senior vice president, manufacturing and distribution, of the Company, has been selected to succeed Mr. Wilson as the Company’s president and CEO, effective January 2, 2014.  Mr. Wilson provided written notice to the Board of his plan to retire on September 12, 2013.

Mr. Will is 48 years old and has served as senior vice president, manufacturing and distribution, of the Company since January 1, 2012.  Prior to that, he has served as the Company’s vice president, manufacturing and distribution, from March 2009 to December 2011 and the Company’s vice president, corporate development, from April 2007 to March 2009. Mr. Will has also served as the senior vice president, manufacturing and distribution, of Terra Nitrogen GP Inc. (“TNGP”), an indirect, wholly-owned subsidiary of the Company and the sole general partner of Terra Nitrogen Company, L.P., a publicly-traded producer of nitrogen fertilizer products, since January 2012 and was previously the vice president, manufacturing and distribution, of TNGP from April 2010 to January 2012.  Mr. Will has served as a director of TNGP since June 2010.  Before joining the Company, Mr. Will held positions with Accenture Ltd.,  Sears, Roebuck and Company, Egon Zehnder International, Fort James Corporation, and the Boston Consulting Group.  Mr. Will holds a B.S. degree in electrical engineering from Iowa State University and an M.M. degree (M.B.A.) from the Kellogg Graduate School of Management at Northwestern University.

On September 16, 2013, the Company issued a press release regarding the matters described in this Item 5.02.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated September 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2013	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated September 16, 2013